COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

18. COMMITMENTS AND CONTINGENCIES

The Company may from time to time be subject to legal proceedings, investigations, and claims incidental to conduct of our business.

In 2024, Anhui Taoping New Media Co., Ltd. filed a lawsuit against the Company which claimed a payment of RMB 200,000 ($27,575) from the Company resulted from the Company’s insufficient payment of the subscribed capital contribution. The Company anticipated an unfavorable outcome from the lawsuit and accrued a provision of $27,575 for probable loss in 2025. According to the first-instance judgment in March 2025, the company is obligated to make full payment of the subscribed capital contribution. The company is currently in the process of appealing the decision.